PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

January 31, 2021

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 93.0%
Communication Services — 19.7%
IMAX Corp. (Canada)*	50,800	$960,120
Perion Network Ltd. (Israel)*	113,735	1,651,432
QuinStreet, Inc.*	133,012	2,815,864

		5,427,416

Consumer Discretionary — 17.9%
Everi Holdings, Inc.*	70,906	927,450
Fiesta Restaurant Group, Inc.*	60,966	918,148
Motorcar Parts of America, Inc.*	58,908	1,333,088
Stoneridge, Inc.*	17,910	491,630
Target Hospitality Corp.*	210,264	372,167
Visteon Corp.*	7,015	894,272

		4,936,755

Financials — 32.3%
Capstar Financial Holdings, Inc.	40,265	583,842
ECN Capital Corp. (Canada)	505,700	2,705,495
First Northwest Bancorp	36,190	495,803
Jefferies Financial Group, Inc.	44,005	1,027,517
KKR & Co., Inc.	35,630	1,387,788
Northrim BanCorp, Inc.	1,852	59,486
SmartFinancial, Inc.	29,029	574,774
StoneX Group, Inc.*	19,031	1,018,539
Synovus Financial Corp.	15,344	570,797
WSFS Financial Corp.	11,481	493,339

		8,917,380

Health Care — 2.3%
Lantheus Holdings, Inc.*	39,355	640,306

	Number of Shares	Value

COMMON STOCKS — (Continued)
Industrials — 5.4%
Air Transport Services Group, Inc.*	32,865	$835,100
Barrett Business Services, Inc.	10,300	649,415

		1,484,515

Information Technology — 10.9%
Asure Software, Inc.*	111,075	908,594
Information Services Group, Inc.*	312,226	1,102,158
Verint Systems, Inc.*	13,660	1,008,518

		3,019,270

Materials — 4.5%
Celanese Corp.	3,565	435,465
Tronox Holdings PLC (United Kingdom), Class A	53,395	819,613

		1,255,078

TOTAL COMMON STOCKS (Cost $14,228,004)		25,680,720

TOTAL INVESTMENTS - 93.0% (Cost $14,228,004)		25,680,720
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.0%		1,929,205

NET ASSETS - 100.0%		$27,609,925

*	Non-income producing.

PLC Public Limited Company

See accompanying Notes to the Quarterly Portfolio of Investments.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to the Quarterly Portfolio of Investments

January 31, 2021

(Unaudited)

A. Portfolio Valuation:

Portfolio Valuation – The Private Capital Management Value Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the FundVantage Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to the Quarterly Portfolio of Investments (Concluded)

January 31, 2021

(Unaudited)

The following is a summary of the inputs used, as of January 31, 2021, in valuing the Fund’s investments carried at fair value:

	Total Value at 01/31/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities*	$25,680,720	$25,680,720	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended January 31, 2021, there were no transfers in or out of Level 3.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

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